Investor Presentation June 30, 2022 Simone Lagomarsino President & Chief Executive Officer Laura Tarantino Executive Vice President & Chief Financial Officer

2 Forward‐Looking Statement This communication and the related management commentary contain, and responses to investor questions may contain, forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the current views of Luther Burbank Corporation ("LBC", the "Company", "we", "us", or "our") with respect to, among other things, future events and our results of operations, financial condition, financial performance, plans and/or strategies. These forward‐looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may be identified by use of words such as "anticipate," "believe," “continue,” "could," "estimate," "expect," “impact,” "intend," "seek," "may," "outlook," "plan," "potential," "predict," "project," "should," "will," "would" and similar terms and phrases, including references to assumptions. These forward‐looking statements are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control and involve a number of risks and uncertainties. Accordingly, we caution you that any such forward‐looking statement is not a guarantee of future performance and that actual results may prove to be materially different from the results expressed or implied by the forward‐looking statements due to a number of factors, including without limitation: the COVID‐19 pandemic and the impact of actions to mitigate the COVID‐19 pandemic; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets; economic, market, operational, liquidity, credit, inflation and interest rate risks associated with our business; the occurrence of significant natural or man‐made disasters, including fires, earthquakes and terrorist acts, as well as public health issues and other adverse external events that could harm our business; our management of risks inherent in our real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; our ability to achieve organic loan and deposit growth and the composition of such growth; the fiscal position of the U.S. and the soundness of other financial institutions; changes in consumer spending and savings habits; technological changes; the laws and regulations applicable to our business, and the impact of recent and future legislative and regulatory changes; changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks generally, or our subsidiary bank in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; increased competition in the financial services industry; changes in the level of our nonperforming assets and charge‐offs; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the composition of our management team and our ability to attract and retain key personnel; material weaknesses in our internal control over financial reporting; systems failures or interruptions involving our information technology and telecommunications systems; potential exposure to fraud, negligence, computer theft and cyber‐crime; failure to adequately manage the transition from LIBOR as a reference rate; and the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time‐to‐time by bank regulatory agencies, the U.S. Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") or other accounting standards setters, including ASU 2016‐13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss (“CECL”) model, which will change how we estimate credit losses and may increase the required level of our allowance for credit losses after adoption on January 1, 2023. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in our annual report on Form 10‐K for the year ended December 31, 2021, including under the caption “Risk Factors” in Item 1A of Part I, subsequent Quarterly Reports on Form 10‐Q and other reports we file with the SEC. You should not place undue reliance on any of these forward‐looking statements. Any forward‐looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward‐looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

3 Use of Non‐GAAP Financial Measures This investor presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore, are considered non‐GAAP financial measures, including tangible stockholders’ equity, tangible assets, tangible stockholders’ equity to tangible assets, efficiency ratio, tangible book value per share, and, for the year ended December 31, 2020, pro forma net income, pro forma return on average assets, pro forma return on average stockholders’ equity, pro forma earnings per share, pro forma noninterest expense, pro forma efficiency ratio and pro forma noninterest expense to average assets. The Company’s management uses these non‐GAAP financial measures in their analysis of the Company’s performance, financial condition, capital adequacy and the efficiency of its operations. Management believes that these non‐GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods and other companies, as well as demonstrate the effects of significant changes in the current period. The Company’s management also believes that investors find these non‐GAAP financial measures useful as they assist investors in understanding our underlying operating performance and the analysis of ongoing operating trends. However, we acknowledge that these non‐GAAP financial measures have a number of limitations. Investors should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non‐GAAP financial measures that other banking companies use. Other banking companies may use names similar to those the Company uses for the non‐GAAP financial measures disclosed, but may calculate them differently. Investors should understand how the Company and other companies each calculate their non‐GAAP financial measures when making comparisons. Reconciliations of these non‐GAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this investor presentation.

4 Franchise Overview and Financial Highlights Financial Highlights(1)  Branch  (11) Loan Production Office (7) ** Highlighted counties indicate primary lending markets Our Small Network of Large Branches(1) OR CA WA San Francisco Los Angeles 1 2 3  6   7 8 4 A 1 6 9 4 38 2 7 5 11 10 * Acquisition date (1) Financial data as of or for the six months ended 6/30/2022.   (2) See Non‐GAAP Reconciliation in Appendix hereto. (3) Includes multifamily residential, commercial real estate, and construction  loans. Actual  Tota l  Assets  ($mm) $7,531  Tota l  Loans  HFI($mm) $6,638  Tota l  Depos its  ($mm) $5,669  Loans  / Depos i ts 117% Book Value  Per Share $13.15  Tangible  Book Value  Per Share(2) $13.09  Tangible  Common Equi ty / Tang. Assets (2) 8.9% Leverage  Capi ta l  Ratio 10.2% Tota l  Risk‐Based Capi ta l  Ratio 19.1% Tota l  CRE Loans (3) / Tota l  Risk‐Based Capi ta l 589% ROAA  1.25% ROAE  13.50% Net Interest Margin 2.58% EPS ‐ Ful ly Di luted  $0.89  Efficiency Ratio(2) 31.0% Noninterest Expense  / Avg. Assets 0.79% NPAs  / Assets 0.07% ALLL / Loans  HFI 0.54% Ful l ‐Time  Employees  (FTE) 289 # Branch Location  Date Established 1 Santa Rosa Oct. 1983  $      1,073.2  2 San Rafael Sep. 1996*  559.6 3 Encino Aug. 2007 489.2 4 Beverly Hills Jul. 2010 393.3 5 Pasadena May 2009 366.3 6 Los Altos Aug. 2000 327.4 7 Long Beach Jun. 2015 321.2 8 Toluca Lake Jan. 2008 317.6 9 San Jose Jun. 2012 142.6 10 Bellevue Jun. 2018 125.3 11 El Segundo Jan. 2020 83.0 1,347.0       Wholesale Deposits 123.1 A Corporate Office 1,470.1 Total Deposits  $      5,668.8  Deposits  ($mm)       Specialty Deposits

5 History of Profitability Well‐Positioned in  Strategic Markets Demonstrated Organic Growth Engine Strong Management Team and  Robust Infrastructure Strong Asset Quality Efficient Operations Key Highlights Note: Financial data as of or for the six months ended 6/30/2022.   (1) See Non‐GAAP Reconciliation in Appendix hereto. 4 3 2 1 6 5  Recorded consecutive quarterly profits since our second  quarter of operations  Survived and prospered through numerous economic cycles  during our more than 38‐year history  Western United States in supply‐constrained markets with  strong job growth and limited affordable housing  Achieve deeper penetration of our lending and deposit  gathering operations in our attractive core markets  Expand into other West Coast markets that share key  demographic characteristics with our core markets  Multifamily: professional real estate investors focused on  investing in stable, cash‐flowing assets  Single Family: primary residence, second home or  investment property  Retail Deposits: strong base built on a high level of service,  competitive rates and our reputation for strength and  security  Led by President & CEO Simone Lagomarsino (30+ years of  banking experience)  Invested heavily in people and infrastructure over the last  several years  Our most important focus  Strict, quality‐oriented underwriting and credit monitoring  processes  0.07% NPAs / Total Assets  Maintain a small network of large branches ($382 million  avg. branch size)  31.0% efficiency ratio(1), 0.79% noninterest expense /  average assets and 289 FTEs 1. History of Profitability 2. Well‐Positioned in Strategic Markets 3. Demonstrated Organic Growth Engine 4. Strong Management Team and Robust Infrastructure 5. Strong Asset Quality 6. Efficient Operations

6 Top Multifamily Lenders in the United States Source: S&P Global Market Intelligence (1) Represents delinquent multifamily loans as a percentage of total multifamily loans as of March 31, 2022.  Delinquent loans include 30+ days past due and nonaccrual loans. (2) Includes all U.S. commercial banks, savings banks and savings and loan associations. Top 25 Banks by Multifamily Loans (Dollars in billions) As of March 31, 2022 Multifamily Loans Change Since (%) Delinquency Total Multifamily December 31,  March 31,  % of Change Since (bps) Rank Institution Name Headquarters Assets Loans 2021 2021 Multifamily(1) March 31, 2021 1. JPMorgan Chase  & Co. New York, NY 3,954.7 75.52 1.9 4.3 0.21 (18) 2. New York Community Bancorp, Inc. Hicksvi l le, NY 61.0 35.78 3.3 11.0 0.12 9 3. Wel ls  Fargo & Co.  San Francisco, CA 1,939.7 22.91 5.1 50.2 0.17 (53) 4. Fi rs t Republ ic Bank San Francisco, CA 187.1 16.95 6.2 19.9 0.04 3 5. Signature  Bank New York, NY 121.8 16.41 2.1 5.1 0.32 28 6. Capita l  One  Financia l  Corporation McLean, VA 434.2 10.31 1.1 (13.1) 1.47 23 7. PNC Financia l  Services  Group, Inc. Pi ttsburgh, PA 541.5 8.71 6.4 28.4 0.59 33 8. Citigroup Inc.  New York, NY 2,394.1 8.56 1.9 8.6 0.49 (55) 9. Santander Holdings  USA Inc.  Boston, MA 153.8 7.71 2.1 (5.2) 1.30 17 10. MUFG Americas  Holding Corp.  New York, NY 159.2 6.75 (0.3) (6.6) 0.17 (19) 11. KeyCorp Cleveland, OH 181.5 6.28 7.5 49.2 0.03 (63) 12. Bank of America  Corp. Charlotte, NC 3,238.2 5.84 8.3 21.7 0.68 60 13. U.S. Bancorp Minneapol i s , MN 586.5 5.79 11.3 47.8 0.48 0 14. Webster Financia l  Corp.  Stamford, CT 65.1 5.63 393.1 467.2 0.33 30 15. Val ley National  Bancorp New York, NY 43.6 5.56 8.1 11.0 0.77 53 16. Paci fi c Premier Bancorp Inc. Irvine, CA 21.6 5.53 1.0 9.2 0.00 0 17. TD Group US Holdings  LLC  Wilmington, DE 524.3 5.18 10.3 7.0 0.79 (1) 18. CIBC Bancorp USA Inc.  Chicago, IL 66.7 4.46 3.2 20.0 1.82 182 19. Umpqua  Holdings  Corp. Portland, OR 30.6 4.39 7.3 26.2 0.00 (30) 20. Luther Burbank Corp.  Santa Rosa, CA 7.3 4.23 0.4 2.9 0.02 (3) 21. Truist Financia l  Corp. Charlotte, NC 544.0 4.11 (7.5) (15.5) 0.05 (1) 22. PacWest Bancorp Beverly Hi l l s , CA 39.2 4.05 5.1 15.5 0.00 (6) 23. Fi rs t Foundation Inc.  Dal las , TX 10.5 3.81 11.7 28.9 0.00 0 24. Apple  Financia l  Holdings  Inc.  New York, NY 16.1 3.76 6.3 18.4 0.16 16 25. M&T Bank Corp.  Buffa lo, NY 149.9 3.62 (6.8) (18.5) 3.26 244 Banking Industry Aggregate(2)  526.40 2.7 9.5 0.36 (5)

7 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2.40% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2020 2021 2022 ($ in bilions) Delinquent Multifamily Loans ($) Total Multifamily Loans, delinquency ratio (%) Gross Loans & Leases, delinquency ratio (%) Multifamily Loans ‐ Industry Trends Source: S&P Global Market Intelligence Analysis includes all U.S. commercial banks, savings banks and savings and loan associations. (1) Represents nonaccrual and past due multifamily loans as a percentage of total multifamily loans. (2) Represents nonaccrual and past due gross loans and leases as a percentage of gross loans and leases.  Multifamily Loan Growth Multifamily Loan Delinquencies (1) (2) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $0 $100 $200 $300 $400 $500 $600 $700 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2020 2021 2022 ($ in billions) Total Multifamily Loans ($) Total Multifamily Loans, YoY change (%) Gross Loans & Leases, YoY Change (%)

8 Luther Burbank Comparison Source: S&P Global Market Intelligence. GAAP data when available, otherwise FR Y‐9C’s and bank call reports as of or for the three months ended 3/31/2022.  Note that SNL earnings ratios may differ from Company as SNL  annualizes one quarter rather than using data for 12 months.  (1) Nonperforming assets (“NPA”) includes performing troubled debt restructurings. (2) Compound annual growth rate (“CAGR”) from 12/31/2018 to 3/31/2022 and reflects the impact from mergers and acquisitions.    Includes all major exchange‐traded banks and thrifts nationwide as of and for the quarter ended March 31, 2022 with:  Total assets > $1 billion  Gross loans / assets > 65%  Multifamily loans / total loans > 30%  MFR + SFR + CRE / total loans > 75% General Information Profitability Capital & Balance Sheet Ratios Asset Quality(1) Bal. Sheet Growth(2) Total NPA / NCO / Gross Total Total Multifamily Yield on Cost of NIE / Avg. Eff. TCE / Leverage Capital Loans / LLR / Loans Avg. Loans Deposits Assets Loans ROAA ROAE NIM Loans Deposits Assets Ratio TA Ratio Ratio Deposits Loans + OREO Loans CAGR CAGR Institution Name Ticker State ($bn) ($bn) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) Luther Burbank Corporation LBC CA 7.3 4.2 1.28 13.60 2.56 3.42 0.45 0.86 34.0 9.2 10.3 19.4 112 0.52 0.05 0.00 1.2 3.6 1. Blue Foundry Bank NJ 1.9 0.5 0.15 0.98 2.66 3.82 0.29 2.67 100.96 14.7 15.3 25.2 94 1.00 0.85 0.00 ‐2.9 3.3 2. Bridgewater Bancshares, Inc.  BWB MN 3.6 1.0 1.40 12.81 3.52 4.38 0.59 1.54 NA 8.6 10.8 15.0 97 1.40 0.06 0.00 19.7 22.7 3. ConnectOne Bacncorp, Inc. CNOB NJ 8.3 2.5 1.52 11.09 3.63 4.43 0.40 1.41 38.66 10.0 11.6 15.3 105 1.15 1.53 0.01 14.2 15.6 4. Dime Community Bancshares, Inc. DCOM NY 12.1 3.4 1.13 11.53 3.14 3.75 0.11 1.63 47.5 7.4 8.7 13.5 88 0.86 0.70 0.11 37.7 35.5 5. First Foundation Inc. FFWM TX 10.5 3.8 1.18 11.41 3.05 3.90 0.24 1.83 52.5 8.4 8.5 13.7 88 0.42 0.22 0.00 16.6 23.3 6. Five Star Bank CA 2.8 0.8 1.61 16.52 3.65 4.51 0.15 1.38 36.76 9.1 9.9 12.8 82 1.14 0.06 0.06 26.8 26.6 7. Flushing Financial Corporation FFIC NY 8.2 2.5 0.90 10.83 3.40 4.13 0.25 1.90 58.3 8.1 9.1 14.3 102 0.57 0.44 0.06 5.5 8.4 8. Hanover Community Bank NY 1.5 0.4 1.68 15.64 4.29 4.94 0.30 2.56 53.0 9.6 10.1 15.9 104 0.77 0.85 0.00 28.8 34.6 9. Hingham Institution for Savings HIFS MA 3.6 1.1 1.37 13.18 3.27 3.87 0.30 0.72 21.8 10.0 10.5 12.4 132 0.67 0.03 0.00 15.1 13.8 10. HomeStreet, Inc.  HMST WA 7.5 2.7 1.09 11.57 3.25 3.81 0.20 2.94 76.3 7.6 9.0 12.7 94 0.64 0.99 0.00 2.6 6.9 11. Kearny Financial Corp. KRNY NJ 7.4 2.1 0.98 7.24 2.92 3.79 0.29 1.69 59.7 10.3 11.0 17.0 89 0.88 1.78 0.04 1.6 9.0 12. Malaga Bank, FSB CA 1.5 1.1 1.31 10.85 2.70 3.78 0.39 0.89 32.6 12.2 12.2 22.1 116 0.30 0.00 0.00 6.7 10.6 13. New York Community Bancorp, Inc. NYCB NY 61.0 35.8 1.03 8.81 2.43 3.41 0.34 0.94 40.5 6.8 8.3 12.4 123 0.42 0.18 0.01 4.8 6.7 14. Northfield Bancorp, Inc. (Staten Island,NFBK NJ 5.5 2.6 1.03 7.72 2.83 3.82 0.14 1.36 48.72 12.3 12.8 NA 89 1.01 0.33 0.01 5.8 8.7 15. Pacific Premier Bancorp, Inc. PPBI CA 21.6 5.5 1.27 9.34 3.38 4.19 0.06 1.86 50.2 8.8 10.1 14.4 82 1.34 0.38 0.01 17.0 24.6 16. Provident Savings Bank, F.S.B. CA 1.2 0.5 0.64 6.27 2.68 3.62 0.13 2.28 76.9 10.3 10.3 20.3 92 0.66 1.22 0.00 ‐1.3 2.9 17. Waterstone Financial, Inc. WSBF WI 2.0 0.5 0.98 4.93 2.46 4.08 0.29 6.48 NA 20.6 19.5 29.0 110 1.24 0.50 (0.17) ‐3.3 4.5 Average: 1.13 10.04 3.13 4.01 0.26 2.00 53.0 10.3 11.0 16.6 99 0.85 0.60 0.01 11.5 15.2 Median: 1.13 10.85 3.14 3.87 0.29 1.69 50.2 9.6 10.3 14.7 94 0.86 0.44 0.00 6.7 10.6

9 Our Lending Business Note: Data as of 6/30/2022. Multifamily Residential Loans Markets:  High barrier to entry for new development; little land to develop  Limited supply of new housing  High variance between cost to own and rent Deals:  Stabilized and seasoned assets  Older, smaller properties with rents at/below market levels,  catering to lower and middle income renters Sponsors:  Experienced real estate professionals who desire regular  income/cash flow streams and are focused on building wealth  steadily over time Single Family Residential Loans Occupancy Types:  Both owner‐occupied and investor owned Broker Network:  Primarily third party mortgage brokers  Originations:  Portfolio lender  Purchase  and refinance transactions Underwriting Focus:  Debt ratios  Loan to value  Credit scores  Borrower’s liquidity and cash reserves 0.07% NPAs / Assets 0.08% NPLs / Loans Multifamily Portfolio Highlights  $1.7 million average loan balance  13.8 average units  57% average loan to value ratio  1.50x average debt service coverage ratio Single Family Portfolio Highlights  $882 thousand average loan balance  63% average loan to value ratio  761 average credit score

10  First Mortgages  Hybrid Structures • 25‐ or 30‐year amortization • 10‐, 25‐ or 30‐year maturities • 3‐, 5‐, 7‐ or 10‐year fixed rate periods  Interest Only Option • Lower loan‐to‐value ratios • Underwrite at amortizing payment  Investor‐Owner Purchase or Refinance  Lines of Credit • Real estate secured only/specific business  purpose/fully adjustable/short term Our Lending Products Multifamily / Commercial Real Estate Lending Single Family Residential Lending  First Mortgages  Hybrid Structures • 30‐ or 40‐year amortization • 30‐ or 40‐year maturities • 3‐, 5‐, 7‐ or 10‐year fixed rate periods  Full Documentation  Interest Only   Purchase or Refinance Transactions  Primary Residence, Second Home or Investor  programs  Low‐ and Moderate‐income lending program • 30‐year fixed mortgages and forgivable second  mortgages

11 $6,130.6  $6,231.0  $6,049.8  $6,297.4  $6,366.3  $6,637.8  $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 March 31, 2022 June 30, 2022 ($ in millions) Multifamily Residential Single Family Residential Commercial Real Estate Construction & Land Development Loan Portfolio (1) As of or for the six months ended 6/30/2022. Historical Loan Growth 3.46% yield on loans; 3.60%  weighted average coupon Loan Portfolio Composition (1) Multifamily Loans by Lending Area (1) Single Family Loans by Lending Area (1)

12 Commercial Real Estate Loan Detail (1) As of 6/30/2022.  (2) Construction and land development LTV is calculated based on an “as completed” property value.  Loan Portfolio Composition (1) ($ in 000's) Count Balance Weighted Avg. LTV (2) % of Total Loans Multifamily Real Estate 2,679 4,414,725$ 57.0% 66.5% Single Family Real Estate 2,289 2,011,374 63.3% 30.3% Commercial Real Estate Type: Mid Rise Office 7 38,153 63.2% 0.6% Strip Retail 17 34,230 48.3% 0.5% Medical Office 6 20,533 58.3% 0.3% Low Rise Office 11 19,049 51.5% 0.3% Shopping Center 5 18,192 57.4% 0.3% Unanchored Retail 8 12,738 43.1% 0.2% More than 50% commercial 11 12,497 49.6% 0.2% Anchored Retail 3 11,667 51.4% 0.2% Multi-Tenant Industrial 5 7,075 41.9% 0.1% Shadow Retail 2 2,940 61.2% 0.0% Flex Industrial 2 2,407 62.1% 0.0% Warehouse 3 2,391 44.8% 0.0% Restaurant 2 1,480 33.4% 0.0% Light Manufacturing 1 1,277 47.1% 0.0% Other 1 79 15.0% 0.0% Commercial Real Estate 84 184,708 53.6% 2.8% Construction & Land Development 7 27,022 60.3% 0.4% Total 5,059 6,637,829$ 58.8% 100.0%

13 Asset Quality  Risk management is a core competency of  our business  Extensive expertise among our lending  and credit administration staff and  executive officers  Credit decisions are made efficiently and  consistent with our underwriting  standards  Continuous evaluation of risk and return  Strict separation between business  development and credit decisions  Vigilant response to adverse economic  conditions and specific problem credits  Strict, quality oriented underwriting and  credit monitoring processes  6/30/2022 NPAs / Total Assets of 0.07%;  NPLs / Total Loans of 0.08%  NPAs and loans 90+ days past due to total  assets have been at low levels since 2014  No foreclosures since 2015 Culture Approach Results Nonperforming Assets / Total Assets $2.0  $6.3  $6.3  $2.3  $2.3  $5.0  0.03%  0.09%  0.09%  0.03%  0.03%  0.07%  0.00% 0.50% 1.00% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0  December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 March 31, 2022 June 30, 2022 ($ in millions) Nonperforming Assets (excluding performing troubled debt restructuings) Nonperforming Assets / Total Assets

14 $2,047.8  $1,564.1  $1,441.4  $678.8  $568.9  $729.4  $733.0  $461.4  $498.7  4.63% 4.35% 3.70% 3.18% 3.37% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 June 30, 2022 ($ in millions) Weighted Average Coupon Loan Origination Volume and WAC (1) Total loan pipeline at June 30, 2022 is $455.1 million ($267.0 million CRE at 4.284% weighted average coupon (“WAC”) and $188.1 million SFR at 4.811% WAC). A  portion of our pipeline will ultimately not fund and loans without rate locks are subject to ongoing rate adjustments. (2) Q1 2021 originations include a $287.8 million SFR fixed rate loan pool purchase with a WAC of 2.31%.  Excluding the loan pool purchase, Q1 2021 originations  would have been $391.0 million with a WAC of 3.35%.    2.91% (1) (2) Q1 Q1 Q2 Q3 Q4 3.34% $2,368.3 3.32% 3.19% 3.14% $1,301.9 3.55%Q2

15 $1,218.3  $972.9  $946.7  $253.0  $316.9  $478.5  $501.6  $257.7  $322.7  4.60% 4.40% 3.67% 3.38% 3.36% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $250 $500 $750 $1,000 $1,250 $1,500 December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 June 30, 2022 ($ in millions) Weighted Average Coupon CRE Loan Origination Volume and WAC 3.31% Q1 3.38% Q4 Q3 Q2 Q1 3.40% $1,311.9 3.41% 3.30% Q2 $818.5 3.39%

16 $828.8  $591.2  $494.8  $425.8  $252.0  $250.9  $231.4  $203.7  $176.0  4.67% 4.29% 3.77% 2.94% 3.39% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $200 $400 $600 $800 $1,000 $1,200 December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 June 30, 2022 ($ in millions) Weighted Average Coupon SFR Loan Origination Volume and WAC 5.15% (1) Q1 2021 originations include a $287.8 million SFR fixed rate loan pool purchase with a WAC of 2.31%.  Excluding the loan pool purchase, Q1 2021 SFR  originations would have been $138.1 million with a WAC of 3.30%.   2.93% Q4 Q3 Q2 Q1 Q1 2.63% (1) $1,056.4 3.22% 3.21% 2.98% Q2 $483.4 3.90%

17 Loan Portfolio WAC • At June 30, 2022, loans representing 77% of the loan portfolio, or $5.1 billion in aggregate outstanding principal balance, are at their floors. • February 2021 originations include a $287.8 million SFR fixed rate loan pool purchase with a WAC of 2.31%.  Excluding the impact of the loan pool purchase,  the WAC for originations would have been 3.43% in February 2021.

18 Loan Prepayment Speeds

19 Deposit Composition (1) As of or for the six months ended 6/30/2022. Historical Deposit Growth & Portfolio Composition 0.48% cost of interest‐bearing deposits (1) Deposit Breakdown by Branch ($ in millions) (1)   Branch Location Consumer Specialty/  Business Wholesale Total  Deposits  Santa Rosa  $1,016.8   $        56.4   $           0.0   $ 1,073.2  San Rafael 487.9 71.7 0.0 559.6 Encino 483.5 5.7 0.0 489.2 Beverly Hills 382.3 11.0 0.0 393.3 Pasadena 363.4 2.9 0.0 366.3 Los  Altos 322.4 5.0 0.0 327.4 Long Beach 313.4 7.8 0.0 321.2 Toluca Lake 295.8 21.8 0.0 317.6 San Jose 138.2 4.4 0.0 142.6 Bellevue 124.8 0.5 0.0 125.3 El  Segundo 71.6 11.4 0.0 83.0 Corporate Office 42.6 1,304.4 123.1 1,470.1   Total  Deposits  $4,042.7   $   1,503.0   $      123.1   $ 5,668.8

20 $3,852.6  $3,845.5  $4,101.2  $4,138.9  $4,106.6  $4,042.7  $440.1  $416.0  $50.0  $25.8  $76.0  $123.1  $708.3  $973.2  $1,113.1  $1,373.5  $1,418.6  $1,503.0   $‐  $1,000  $2,000  $3,000  $4,000  $5,000  $6,000 December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 March 31, 2022 June 30, 2022 ($ in millions) Retail ‐ Consumer Wholesale Retail ‐ Specialty & Business Deposit Growth/Balance  Growth Trend $233.7 $29.6 $273.9 $63.0 $67.6

21 Specialty & Business Deposit Composition By Vertical  December 31, 2021 June 30, 2022 Total Specialty & Business Deposits of $1.4 billion Total Specialty & Business Deposits of $1.5 billion

22 1.0% 0.9% 1.0% 0.8% 0.8% 0.9% Full Year 12/31/2018 Full Year 12/31/2019 Full Year 12/31/2020 Full Year 12/31/2021 YTD 6/30/2022 Noninterest Exp to Avg Assets Pro Forma Noninterest Exp to Avg Assets 48.5% 46.9% 52.4% 34.3% 31.0% 45.0% Full Year 12/31/2018 Full Year 12/31/2019 Full Year 12/31/2020 Full Year 12/31/2021 YTD 6/30/2022 Efficiency Ratio Pro Forma Efficiency Ratio 7.96% 8.15% 6.53% 13.64% 13.50% 7.74% Full Year 12/31/2018 Full Year 12/31/2019 Full Year 12/31/2020 Full Year 12/31/2021 YTD 6/30/2022 ROAE Pro Forma ROAE 0.70% 0.69% 0.56% 1.22% 1.25% 0.67% Full Year 12/31/2018 Full Year 12/31/2019 Full Year 12/31/2020 Full Year 12/31/2021 YTD 6/30/2022 ROAA Pro Forma ROAA Efficient Operations Result in Consistent Profitability (1) Pro forma financial highlights adjusted for the impact of a $10.4 million non‐recurring cost incurred in connection with the prepayment of $150 million of long‐term FHLB borrowings in late December 2020. See Non‐GAAP  Reconciliation in Appendix hereto. (2) See Non‐GAAP Reconciliation in Appendix hereto. Return on Average Assets Return on Average Equity Efficiency Ratio(2) Noninterest Expense to Average Assets (1) (1) (1) (1)

23 Net Interest Margin Quarterly Net Interest Margin Net Interest Margin  2.03% 2.13% 2.23% 2.31% 2.47% 2.57% 2.54% 2.62% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 1.98% 1.84% 1.97% 2.40% 2.58% Full Year 12/31/2018 Full Year 12/31/2019 Full Year 12/31/2020 Full Year 12/31/2021 YTD 6/30/2022

24 Interest Rate Risk Analysis On a quarterly basis, the Company measures and reports Net Interest Income at Risk (“NII”) and the Economic Value of Equity  (“EVE”) to isolate the change in income and equity related solely to interest‐earning assets and interest‐bearing liabilities. Both  models measure instantaneous parallel shifts in market interest rates, implied by the forward yield curve.  NII Impact ($ in millions)  EVE Impact ($ in millions) ($20.0) ($13.0) ($7.2) ($2.8) $0.6  (13.3%) (8.7%) (4.8%) (1.8%)0.4%  + 400 BP+ 300 BP+ 200 BP+ 100 BP‐ 100 BP (20.0%) (16.0%) (12.0%) (8.0%) (4.0%) 0.0% 4.0% ($22.0) ($18.0) ($14.0) ($10.0) ($6.0) ($2.0) $2.0 $ Change NII % Change NII ($411.7) ($285.1) ($171.6) ($75.3) $49.9  (52.6%) (36.4%) (21.9%) (9.6%) 6.4%  + 400 BP+ 300 BP+ 200 BP+ 100 BP‐ 100 BP (80.0%) (65.0%) (50.0%) (35.0%) (20.0%) (5.0%) 10.0% 25.0% ($460.0) ($360.0) ($260.0) ($160.0) ($60.0) $40.0 $140.0 $ Change EVE % Change EVE Interest Rate Risk to Earnings (NII) Interest Rate Risk to Capital (EVE) June 30, 2022 June 30, 2022 Change in Change in Interest Rates $ Change % Change Interest Rates $ Change % Change (basis points) NII NII (basis points) EVE EVE + 400 BP (20.0) (13.3%) + 400 BP (411.7) (52.6%) + 300 BP (13.0) (8.7%) + 300 BP (285.1) (36.4%) + 200 BP (7.2) (4.8%) + 200 BP (171.6) (21.9%) + 100 BP (2.8) (1.8%) + 100 BP (75.3) (9.6%) ‐ 100 BP 0.6 0.4% ‐ 100 BP 49.9 6.4%

25 Economic Value of Equity Trend (1) For Luther Burbank Savings (1) (1)

26 Deposits ‐ Cost of Funds Comparison (1) Beta is calculated using an average Fed Funds Rate.

27 Liquidity Management (1) Capacity based on internal guidelines.   (2) Capacity based on pledged loan collateral specific to lending bank.  (3) Availability to borrow from the FHLB is permitted up to 40% of Luther Burbank Savings’ (the “Bank”) assets or $3.0 billion.  At June 30, 2022, we had $954.9 million and $62.6 million in outstanding advances and letters of  credit with the FHLB, respectively.  (4) As of 6/30/2022, the available for sale securities portfolio, which is reported at fair value, includes a net unrealized loss position of $30.0 million.  (5) For the six months ended 6/30/2022.  Other BorrowingsSecurities Portfolio (4) Liquidity Position (Dollars in thousands) As of 6/30/2022 % of Assets Unrestricted Cash & Cash Equivalents  $               86,548  1.1% Unencumbered Liquid Securities                 672,204  8.9% Unutil ized Brokered Deposit Capacity (1)                 727,208  9.7% Unutil ized FHLB Borrowing Capacity (2)(3)                 897,817  11.9% Unutil ized FRB Borrowing Capacity (2)                 202,881  2.7% Commercial  Lines  of Credit                   50,000  0.7%      Total  Liquidity  $         2,636,658  35.0% Total  Assets  $         7,530,516  Type Amount Outstanding  6/30/2022 Cost of  Borrowings (5) FHLB Advances $955 mill ion 1.67% Senior Notes $95 mill ion 6.65% Trust Preferred  $62 mill ion 2.15%

28 10.5% 19.1% Regulatory Minimum 6/30/2022 8.5% 18.2% Regulatory Minimum 6/30/2022 7.0% 16.7% Regulatory Minimum 6/30/2022 4.0% 10.2% Regulatory Minimum 6/30/2022 Capital Management   • After returning excess capital to shareholders over the past few years, our capital ratios continue to be well above regulatory minimums. • Returned $22.1 million to shareholders during the six months ended June 30, 2022. • Net share repurchases of $9.7 million. • Common stock dividends totaling $12.4 million. Common Equity Tier 1 Risk‐Based RatioTier 1 Leverage Ratio Tier 1 Risk‐Based Capital Ratio Total Risk‐Based Capital Ratio $457mm, or  155%, above  regulatory  minimum $401mm, or  139%, above  regulatory  minimum $401mm, or  115%, above  regulatory  minimum $355mm, or  82%, above  regulatory  minimum

29 Executive Management  Simone Lagomarsino. Ms. Lagomarsino serves as President and Chief Executive Officer (“CEO”) of the Company and the Bank. Ms. Lagomarsino has served on our Board of Directors since November 30, 2018. In addition to her role at the Company, Ms. Lagomarsino serves as chair of the board of directors of the Federal Home Loan Bank of San Francisco and serves on the board of directors of the Federal Reserve Bank of San Francisco. Prior to joining the Company, Ms. Lagomarsino was President and CEO of the Western Bankers Association and a director of Pacific Premier Bancorp. (NASDAQ: PPBI). From 2011 to 2017, she served as CEO of Heritage Oaks Bank, and President and CEO and a director of Heritage Oaks Bancorp. Ms. Lagomarsino also previously held executive positions with Hawthorne Financial Corporation, Ventura County National Bank, and Kinecta Federal Credit Union. Laura Tarantino.Ms. Tarantino serves as Chief Financial Officer of the Company and Bank, a position she has held since 2006. In this role, she oversees all aspects of financial reporting including strategic planning, asset/liability management, taxation and regulatory filings. She also serves on the Company's Executive Committee. Ms. Tarantino has more than 30 years of experience with the Bank, having joined as Controller in 1992. She previously served as Audit Manager for KPMG LLP, San Francisco, specializing in the financial services industry. In addition to her role at the Company, Ms. Tarantino has served as an audit committee member for the Santa Rosa Council on Aging since 2012. Ms. Tarantino is a CPA (inactive) and holds a B.S. in Business Administration ‐ Finance & Accounting with summa cum laude honors from San Francisco State University. Bill Fanter. Mr. Fanter serves the Company as Head of Retail Banking. In this role, he is responsible for expanding the Bank’s deposit offerings and creating greater access to its products and services, including consumer deposit generation across traditional branch and online banking platforms, and marketing. He is also a member of the Company's Executive Committee. Prior to joining the Company in 2020, Mr. Fanter served as Executive Vice President, Head of Retail Banking at Opus Bank from 2019 and previous to that, as Senior Vice President, Consumer and Business Banking Market Executive at U.S. Bank from 2003‐2019. His background also includes positions as Director of Automation Services at Kirchman Corporation and several roles culminating with Senior Vice President, Chief Operating Officer at GreatBanc, Inc. Tammy Mahoney. Ms. Mahoney joined the Company in 2016 and serves as the Chief Risk Officer. In her role, Ms. Mahoney oversees the Company's compliance, internal audit, independent loan review and risk management functions, including information security and privacy; she is also a member of its Executive Committee. Prior to joining the Bank, Ms. Mahoney served as Senior Vice President of Enterprise Risk and Compliance at Opus Bank from 2011 through 2015; previous to that as Director, Risk Advisory Services at KPMG LLP from 1995 to 2004; and as Associate National Bank Examiner with the Office of the Comptroller of the Currency. In addition to her role at the Company, Ms. Mahoney serves as a member of the Legal Services Trust Fund Commission, State Bar of California. She is also a member of the American Bankers Association (“ABA”) Foundation’s Senior Protection Task Force. She is an ABA Certified Enterprise Risk Professional, ABA Certified Regulatory Compliance Manager and an Institute of Internal Auditors Certified Internal Auditor, and maintains an ISACA Cybersecurity Fundamentals Certificate; Ms. Mahoney holds a B.S. in Business Administration ‐ Finance from San Diego State University.

30 Executive Management ‐ Continued Parham Medhat. Mr. Medhat serves the Company as Chief Operations and Technology Officer. In this role, he is responsible for deposit operations, information technology, project management and loan servicing; he is also a member of the Company’s Executive Committee. Prior to joining the Bank in 2019, Mr. Medhat served as Executive Vice President, Chief Operating Officer at CTBC from 2014 to 2019; previous to that as Senior Vice President, Director of Bank Operations at Opus Bank; and in several roles over thirteen years at CapitalSource Bank. Mr. Medhat holds a M.A. in Educational–Instructional Technology from California State University, Dominguez Hills and a B.A. in Industrial/Organizational Psychology from California State University, Long Beach. Alex Stefani. Mr. Stefani serves the Company as Chief Credit Officer. In this role, he oversees Luther Burbank’s appraisal, underwriting, credit administration and special assets activities; he is also a member of the Company’s Executive Committee. Mr. Stefani joined the Bank in 2004 and has held several positions including loan underwriter, loan officer, and underwriting manager before being promoted to Director of Income Property Lending in 2017, a position he held until accepting his current role in 2021. Mr. Stefani holds a M.A. in Political Science from San Francisco State University and a B.A. in Political Science from Sonoma State University. Greg Smith.Mr. Smith serves the Company as Senior Vice President, General Counsel and Corporate Secretary. In this role, he is responsible for the Company’s legal affairs and corporate governance. Prior to joining the Bank in 2022, Mr. Smith served as Vice President, Deputy General Counsel and Secretary of First American Financial Corporation from 2020 to 2022 and from 2010 to 2020 as its Assistant General Counsel and Assistant Secretary; previous to that, he served as Associate General Counsel for Eclipsys Corporation and as an associate with O’Melveny & Myers, LLP. Mr. Smith holds a J.D. from the University of Minnesota Law School and a B.S. in Business Administration – Management Information Systems from Brigham Young University. He has been a member of the California Bar Association since 2003.

31 Board of Directors Victor S. Trione. Mr. Trione serves as Chair of the Board of Directors of the Company and the Bank, a position he has held since founding the Bank in 1983. In addition to serving as our Chair, Mr. Trione is President of Vimark, Inc., a real estate development and vineyard management company, and co‐proprietor of Trione Winery. Mr. Trione also serves in the following roles: Director and Chair of the Executive Committee of Empire College; Advisory Board member of the Stanford Institute for Economic Policy Research; Board of Overseers of Stanford University's Hoover Institution; and, trustee of the U.S. Navy Memorial Foundation. Renu Agrawal. Dr. Agrawal joined the Board of Directors in December 2020 and serves on the Audit and Risk Committee. Dr. Agrawal was appointed to the Governance and Nominating Committee effective January 2022. In addition to the Company, Dr. Agrawal serves on the board of Allvue Systems, an investment software solutions provider. She was Executive Vice President and Chief Operating Officer for Wells Fargo’s Financial Institutions Group. Prior to that, she oversaw Well’s Fargo International Treasury Management business and played a leadership role in the Wells Fargo‐Wachovia merger. Earlier, Dr. Agrawal was Chief Operating Officer at ValleyCrest Companies and Quisic Corporation. She began her career as a scientist at Polaroid and also worked at McKinsey & Company. Dr. Agrawal is a founding member of Neythri, a global community of South Asian professional women committed to helping each other succeed. In 2018, she received the National Asian Pacific American Corporate Achievement Award. Dr. Agrawal holds a M.B.A. from MIT Sloan School of Management and a Ph.D. in Materials Science and Engineering from MIT. She graduated with a B.Tech in Metallurgy from IIT, Kanpur. John C. Erickson. Mr. Erickson serves on the Audit and Risk Committee and on the Compensation Committee. Mr. Erickson has served on our Board of Directors since 2017. Mr. Erickson has more than 35 years of financial services experience, including over 30 years at Union Bank N.A. He served in many executive roles across that institution, culminating in two vice chairman positions (Chief Risk Officer and Chief Corporate Banking Officer) between 2007 and 2014. As Chief Corporate Banking Officer, he oversaw commercial banking, real estate, global treasury management, wealth management and global capital markets. He was a director of Zions Bancorporation (NASDAQ: ZION) from 2014 to 2016, and chair of that board's Risk Committee, as well as a member of the Audit Committee. He also served as President, Consumer Banking and President, California, for CIT Group, Inc. (NYSE: CIT) in 2016. He joined the board of directors of Bank of Hawaii Corporation (NYSE: BOH) in January 2019, and serves as a member of its Audit and Risk Committee and Nominating and Governance Committee. Mr. Erickson qualifies as an "audit committee financial expert" as defined in SEC rules. Anita Gentle Newcomb. Ms. Newcomb serves as Chair of the Audit and Risk Committee. Ms. Newcomb has served on our Board of Directors since 2014 and was  appointed to the Governance and Nominating Committee effective January 2022. Her experience spans over three decades in the financial services industry as a  commercial banker, investment banker, and strategic consultant. She has advised numerous banks and financial services companies on a wide range of corporate  development initiatives, from strategic planning, consumer and business banking strategy, and corporate governance best practices, to mutual conversions and  valuing and structuring acquisitions. Most recently, Ms. Newcomb was president of A.G. Newcomb & Co., a financial services consultancy, she founded and managed  from 1999 to 2019. She also served on the board of the Federal Reserve Bank of Richmond‐Baltimore Branch from 2010 through 2015. She is also a certified public  accountant (inactive). Ms. Newcomb holds a M.B.A. in Finance from The University of Houston and a B.S. in Accounting from Auburn University. In 2022, Ms.  Newcomb was honored by Auburn University Alumni Association with its Lifetime Achievement Award. Ms. Newcomb qualifies as an "audit committee financial  expert" as defined in SEC rules.

32 Board of Directors ‐ Continued Bradley M. Shuster. Mr. Shuster serves as Chair of the Compensation Committee and also serves on the Governance and Nominating Committee. Mr. Shuster has served on our Board of Directors since 1999. Mr. Shuster has served as executive chairman and chairman of the board of NMI Holdings, Inc. (NASDAQ: NMIH) since January 2019. Mr. Shuster founded National MI and served as chairman and chief Executive Officer of the company from 2012 to 2018. Prior to founding National MI, he was a senior executive of The PMI Group, Inc. (NYSE: PMI), where he served as chief executive officer of PMI Capital Corporation. Before joining PMI in 1995, Mr. Shuster was a partner at Deloitte, where he served as partner‐in‐charge of Deloitte's Northern California Insurance and Mortgage Banking practices. Mr. Shuster has received both CPA and CFA certifications. He is a member of the board of directors of McGrath Rentcorp (NASDAQ: MGRC), and serves as a member of its Audit and Governance Committees. Thomas C. Wajnert. Mr. Wajnert serves as our Lead Independent Director, Chair of the Governance and Nominating Committee, and a member of the Compensation Committee. Mr. Wajnert has served on our Board of Directors since 2013. He launched his career in 1968 with US Leasing, a NYSE‐listed company. For over 40 years, Mr. Wajnert has navigated the changing currents of the equipment leasing industry and built an impressive list of accomplishments, including serving as Chief Executive Officer and Chair of AT&T Capital Corporation, an international, full‐service equipment leasing and commercial finance company, from 1984 to 1996. Mr. Wajnert also has extensive public company board experience at Reynolds American as Chair, and at Solera, UDR, Inc., NYFIX, and JLG Industries as a director. Mr. Wajnert also serves on the board of International Finance Group, one of the largest privately owned P&C insurance companies in the U.S., and for many years served as a Trustee of Wharton's Center for Financial Institutions. M. Max Yzaguirre. Mr. Yzaguirre joined the Board of Directors in October 2021 and was appointed to the Audit and Risk Committee and the Compensation Committee effective January 2022. Mr. Yzaguirre’s experience includes domestic and international business, government and law, as well as expertise in a wide variety of industries and sectors. He currently serves on the board of directors of Altria Group (NYSE: MO) and is a member of their Finance Committee and their Innovation Committee. He also currently serves on the board of directors of Aris Water Solutions, Inc. (NYSE: ARIS), where he is chairman of their Compensation Committee. Mr. Yzaguirre formerly served on the boards of directors of BBVA USA Bancshares, Inc. and BBVA USA Bank, on the board of directors of Texas Regional Bancshares and on the board of directors of Texas State Bank. He also served previously as Executive Chairman of the energy infrastructure construction company, Forbes Bros. Holdings, Ltd., and as Chairman and CEO of Isolux Ingenieria USA, L.L.C., the US operation of Isolux Corsan, a Spanish engineering, procurement and construction company. Mr. Yzaguirre is also a member of the National Association of Corporate Directors (NACD) and the Latino Corporate Directors Association (LCDA). Mr. Yzaguirre qualifies as an "audit committee financial expert" as defined in SEC rules.

Appendix

34 Balance Sheet ($ in 000’s) (1) Unaudited June 30,  2022 (1) December 31,  2021  ASSETS Cash, cash equivalents  and restricted cash   $                       86,548   $                     138,413  Available for sale investment securities, at fair value                         661,432                          647,317  Held to maturity investment securities, at amortized cost (fair value of $3,067 and $4,018 at June 30,  2022 and December 31, 2021, respectively)                              3,162                               3,829  Equity securities, at fair value                            10,772                             11,693  Loans  receivable, net of allowance for loan losses  of $35,535 and $35,535 at June 30, 2022 and  December 31, 2021, respectively                      6,602,294                       6,261,885  Accrued interest receivable                            19,297                             17,761  Federal  Home Loan Bank ("FHLB") stock, at cost                            27,874                             23,411  Premises  and equipment, net                            14,969                             16,090  Goodwill                              3,297                               3,297  Prepaid expenses and other assets                         100,871                             56,261  Total assets  $                  7,530,516   $                  7,179,957  LIABILITIES AND STOCKHOLDERS' EQUITY          Liabilities: Deposits  $                  5,668,759   $                  5,538,243  Federal  Home Loan Bank advances                         954,947                          751,647  Junior subordinated deferrable interest debentures                            61,857                             61,857  Senior debt $95,000 face amount, 6.5% interest rate, due September 30, 2024 (less debt issuance costs  of  $276 and $388 at June 30, 2022 and December 31, 2021, respectively)                            94,724                             94,662  Accrued interest payable                                 276                                  118  Other l iabilities  and accrued expenses                            78,331                             64,297  Total liabilities                      6,858,894                       6,510,824          Stockholders' equity: Common stock, no par value; 100,000,000 shares  authorized; 51,063,498 and 51,682,398 shares  issued and outstanding at June 30, 2022 and December 31, 2021, respectively                         397,620                          406,904  Retained earnings                         295,297                          262,141  Accumulated other comprehensive income (loss), net of taxes                          (21,295)                                    88  Total stockholders' equity                         671,622                          669,133  Total liabilities and stockholders' equity  $                  7,530,516   $                  7,179,957  As of

35 Income Statement ($ in 000’s, except per share data) (1) Unaudited 2022 2021 2022 2021 Interest and fee income: Loans  $                     56,912   $                     54,191   $                  110,545   $                  108,249  Investment securities                           2,863                            2,091                            5,163                            4,074  Cash, cash equivalents  and restricted cash                               198                                  34                                265                                  84  Total interest and fee income                         59,973                          56,316                        115,973                        112,407  Interest expense: Deposits                           6,913                            9,749                          12,933                          21,355  FHLB advances                           3,628                            3,839                            6,725                            7,772  Junior subordinated deferrable interest debentures                               385                                255                                660                                514  Senior debt                           1,575                            1,574                            3,149                            3,148  Total interest expense                         12,501                          15,417                          23,467                          32,789  Net interest income before provision for loan losses                         47,472                          40,899                          92,506                          79,618  Provision for (reversal  of) loan losses                             2,500                           (2,500)                                  ‐                             (5,000) Net interest income after provision for loan losses                         44,972                          43,399                          92,506                          84,618  Noninterest income: FHLB dividends                               342                                371                                696                                738  Other income                                 20                                139                              (276)                                 81  Total noninterest income                               362                                510                                420                                819  Noninterest expense: Compensation and related benefits                           7,070                            8,641                          17,289                          19,021  Deposit insurance premium                               479                                467                                960                                939  Professional  and regulatory fees                               634                                614                            1,173                            1,098  Occupancy                           1,197                            1,257                            2,391                            2,472  Depreciation and amortization                               746                                678                            1,349                            1,333  Data processing                           1,007                                873                            1,995                            1,846  Marketing                               525                                235                                983                                527  Other expenses                           1,667                            1,115                            2,697                            2,048  Total noninterest expense                         13,325                          13,880                          28,837                          39,727  Income before provision for income taxes                         32,009                          30,029                          64,089                          56,153  Provision for income taxes                           9,442                            8,813                          18,582                          16,526  Net income  $                     22,567   $                     21,216   $                     45,507   $                     39,627  Basic earnings  per common share  $                         0.44   $                         0.41   $                         0.89   $                         0.76  Diluted earnings  per common share  $                         0.44   $                         0.41   $                         0.89   $                         0.76  Dividends  per common share  $                         0.12   $                         0.06   $                         0.24   $                         0.12  Weighted average common shares  outstanding ‐ basic                 50,794,950                  51,726,331                  51,066,219                  51,854,531  Weighted average common shares  outstanding ‐ diluted                 50,907,262                  51,861,133                  51,160,840                  51,979,686  For the Three Months Ended June 30, (1) For the Six Months Ended June 30, (1)

36 Net Interest Margin ($ in 000’s) (1) Non‐accrual loans are included in total loan balances.  No adjustment has been made for these loans in the calculation of yields.  Interest income on loans includes amortization of deferred loan costs, net.  (2) Securities held to maturity include municipal securities.  Yields are not calculated on a tax equivalent basis.   (3) Net interest spread is the average yield on total interest‐earning assets minus the average rate on total interest‐bearing liabilities.  (4) Net interest margin is net interest income divided by total average interest‐earning assets.  (5) Yields shown are annualized.   Average Interest  Average  Average Interest  Average  Average Interest  Average  Balance Inc / Exp Yield/Rate (5) Balance Inc / Exp Yield/Rate (5) Balance Inc / Exp Yield/Rate (5) Interest‐Earning Assets Multifamily residential 4,265,584$     79,038$      3.71% 4,318,879$     39,893$      3.69% 4,211,697$     39,146$      3.72% Single family residential 1,914,875       26,456        2.76% 1,961,812       14,430        2.94% 1,867,416       12,025        2.58% Commercial real estate 191,776          4,460          4.65% 189,705          2,256          4.76% 193,871          2,204          4.55% Construction and land 23,077            591             5.16% 25,784            333             5.18% 20,341            258             5.14% Total loans (1) 6,395,312       110,545      3.46% 6,496,180       56,912        3.50% 6,293,325       53,633        3.41% Securities available‐for‐sale/ equity 646,676          5,109          1.58% 647,073          2,840          1.76% 646,274          2,270          1.40% Securities held‐to‐maturity (2) 3,628              54               2.98% 3,441              23               2.67% 3,817              31               3.25% Cash, cash equivalents and restricted cash 127,479          265             0.42% 101,873          198             0.78% 153,370          66               0.17% Total interest‐earning assets 7,173,095       115,973      3.23% 7,248,567       59,973        3.31% 7,096,786       56,000        3.16% Noninterest‐earning assets 101,204          109,408          92,904            Total assets 7,274,299$     7,357,975$     7,189,690$     Interest‐Bearing Liabilities Interest‐bearing demand deposits 172,351$        183             0.21% 175,092$        88               0.20% 169,580$        95               0.22% Money market demand accounts 3,007,908       7,189          0.48% 3,050,811       3,966          0.51% 2,964,527       3,222          0.43% Time deposits ‐ Retail  2,158,901       5,404          0.50% 2,102,660       2,718          0.51% 2,215,766       2,687          0.49%      Total interest‐bearing deposits ‐ Retail 5,339,160       12,776        0.48% 5,328,563       6,772          0.50% 5,349,873       6,004          0.45% Time deposits ‐ Wholesale 54,966            157             0.58% 93,795            141             0.60% 15,705            16               0.41%      Total interest‐bearing deposits  5,394,126       12,933        0.48% 5,422,358       6,913          0.50% 5,365,578       6,020          0.45% FHLB advances 812,685          6,725          1.67% 863,685          3,628          1.68% 761,119          3,097          1.65% Senior debt 94,688            3,149          6.65% 94,703            1,575          6.65% 94,673            1,574          6.65% Junior subordinated debentures 61,857            660             2.15% 61,857            385             2.50% 61,857            275             1.80% Total interest‐bearing liabilities  6,363,356       23,467        0.74% 6,442,603       12,501        0.77% 6,283,227       10,966        0.70% Noninterest‐bearing demand deposits 156,717          165,799          147,533          Noninterest‐bearing liabilities 80,196            76,412            84,022            Total liabilities 6,600,269       6,684,814       6,514,782       Total stockholders' equity 674,030          673,161          674,908          Total liabilities and stockholders' equity 7,274,299$     7,357,975$     7,189,690$     Net interest spread (3) 2.49% 2.54% 2.46% Net interest income/margin (4) 92,506$      2.58% 47,472$      2.62% 45,034$      2.54% For the Six Months Ended For the Three Months Ended For the Three Months Ended June 30, 2022 June 30, 2022 March 31, 2022

37 Non‐GAAP Reconciliation ($ in 000’s, except per share data) 2021 2020 2019 2018 Tangible stockholders' equity Total  assets  $            7,530,516   $                  7,179,957   $              6,906,104   $              7,045,828   $              6,937,212  Less: Goodwill                      (3,297)                            (3,297)                        (3,297)                        (3,297)                        (3,297) Less: Total  l iabil ities              (6,858,894)                    (6,510,824)                (6,292,413)                (6,431,364)                (6,356,067) Tangible stockholders' equity  $               668,325   $                     665,836   $                 610,394   $                 611,167   $                 577,848  Tangible assets Total  assets  $            7,530,516   $                  7,179,957   $              6,906,104   $              7,045,828   $              6,937,212  Less: Goodwill                      (3,297)                            (3,297)                        (3,297)                        (3,297)                        (3,297) Tangible assets  $            7,527,219   $                  7,176,660   $              6,902,807   $              7,042,531   $              6,933,915  Tangible stockholders' equity to tangible assets Tangible book value (numerator)  $               668,325   $                     665,836   $                 610,394   $                 611,167   $                 577,848  Tangible assets  (denominator)                7,527,219                       7,176,660                   6,902,807                   7,042,531                   6,933,915  Tangible stockholders' equity to tangible assets 8.9% 9.3% 8.8% 8.7% 8.3% Efficiency ratio Noninterest expense (numerator)  $                 28,837   $                       59,145   $                   73,934   $                   62,386   $                   62,687  Net interest income  $                 92,506   $                     170,459   $                 138,623   $                 128,407   $                 125,087  Noninterest income                           420                               1,886                           2,520                           4,675                           4,131  Operating revenue (denominator)  $                 92,926   $                     172,345   $                 141,143   $                 133,082   $                 129,218       Efficiency ratio 31.0% 34.3% 52.4% 46.9% 48.5% Tangible book value per share Tangible stockholders' equity (numerator)   $               668,325  Period end shares  outstanding (denominator)              51,063,498       Tangible book value per share  $                    13.09  As of or For the Six  Months Ended  June 30, 2022 As of or For the Years Ended December 31,

38 Non‐GAAP Reconciliation ($ in 000’s, except per share data) (1) For the year ended December 31, 2020, our pro forma amounts above are adjusted to reverse the impact of a non‐recurring cost incurred in connection with the early paydown of $150 million of long‐term FHLB  borrowings in late December 2020. As of or For the  Year Ended  December 31, 2020 Pro forma items (1)      Net income   $                   39,912       Add: Non‐recurring noninterest expense item, net taxes                          7,352            Pro forma net income   $                   47,264       Pro forma net income (numerator)   $                   47,264       Average assets  (denominator)                  7,092,407            Pro forma return on average assets 0.67%      Pro forma net income (numerator)  $                   47,264       Average stockholders' equity (denominator)                     610,770            Pro forma return on average stockholders' equity 7.74%      Pro forma net income (numerator)   $                   47,264       Fully dilutive shares  (denominator)                 53,146,298            Pro forma earnings  per share  $                        0.89       Noninterest expense  $                   73,934       Less: Non‐recurring noninterest expense item, before income taxes                      (10,443)           Pro forma noninterest expense (numerator)  $                   63,491       Operating revenue (denominator)  $                 141,143            Pro forma efficiency ratio 45.0%      Pro forma noninterest expense (numerator)  $                   63,491       Average assets  (denominator)                  7,092,407            Pro forma noninterest expense to average assets 0.90%